UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 7, 2023

Greenwave Technology Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

277 Suburban Drive, Suffolk, VA	23434
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 816-8070

N/A

Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2023, Greenwave Technology Solutions, Inc. (“Greenwave” or the “Company”) increased the number of directors comprising its Board of Directors (“Board”) from four to five members and appointed Jason Adelman as a member of the Board and as a member of the Audit Committee and the Compensation Committee (collectively, the “Committees”), effective immediately.

Mr. Adelman is deemed an “independent” director as such term is defined by the rules of The Nasdaq Stock Market LLC. There are no family relationships between Mr. Adelman and any of our other officers and directors. Mr. Adelman will serve until the Company’s 2023 Annual Meeting of stockholders or until his successor has been duly elected and qualified.

Mr. Adelman will be compensated $4,000 monthly for his service as a director, and $1,500 annually for his service as a member of the Committees. Additionally, each January, Mr. Adelman will receive common stock of the Company in an amount that will be worth an aggregate of $80,000.

Mr. Jason Adelman - Mr. Adelman is the Founder and Managing Member of Burnham Hill Capital Group, LLC, a privately held financial advisory firm, and serves as Managing Member of Cipher Capital Partners LLC, a private investment fund. Mr. Adelman also serves as a member of the board of directors of Trio-Tech International (Nasdaq: TRT) and Oblong, Inc. (Nasdaq: OBLG). Prior to founding Burnham Hill Capital Group, LLC in 2003, Mr. Adelman served as Managing Director of Investment Banking at H.C. Wainwright and Co., Inc. Mr. Adelman graduated from the University of Pennsylvania with a B.A. in Economics, cum laude, and from Cornell Law School with a J.D. degree.

Item 7.01	Regulation FD Disclosure.

On August 10, 2023, the Company issued a press release regarding the appointment of Mr. Adelman to the Board. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 10, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

August 10, 2023	By:	/s/ Danny Meeks
	Name:	Danny Meeks
	Title:	Chief Executive Officer